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                                                                    EXHIBIT 23.3

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation by reference into the Registration Statement on Form S-8 of our report dated February 1, 2002 with respect to the consolidated financial statements of Information Architects Corporation and Subsidiary included in the Annual Report on Form 10-K for the year ended December 31, 2001.

/s/ HOLTZ RUBENSTEIN & CO., LLP

Melville, New York
May 29, 2002